UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): June 20, 2018 (June 19, 2018)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas
75225
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

TIER REIT, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on June 19, 2018. As of the record date, there were a total of 47,920,140 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal One: To elect six individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	For	Withheld	Broker Non-Votes
Richard I. Gilchrist	21,626,326	8,216,344	8,505,898
Scott W. Fordham	29,370,070	472,600	8,505,898
R. Kent Griffin, Jr.	29,337,597	505,073	8,505,898
Thomas M. Herzog	24,061,862	5,780,808	8,505,898
Dennis J. Martin	24,063,832	5,778,838	8,505,898
Gregory J. Whyte	29,376,714	465,956	8,505,898

     Based on the votes set forth above, each of the foregoing individuals was duly elected to serve as a director until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Proposal Two: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
27,512,888	2,148,144	181,638	8,505,898

Based on the votes set forth above, the stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Proposal Three: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain	Broker Non-Votes
37,943,728	269,983	134,857	-0-

     Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: June 20, 2018	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President
& Secretary